China Wind Systems

CHINA WIND SYSTEMS, INC.

Corporate Presentation
August 2008



China Wind Systems

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand, increased competition, downturns in the economy, failure to comply with specific regulations pertaining to government projects, fluctuation of revenue due to the nature of project lifecycles, and other information detailed from time to time in the Company filings and future filings with the United States Securities and Exchange Commission. The forward-looking statements contained in this presentation are made only of this date, and the Company is under no obligation to revise or update these forward-looking statements.

China Wind Systems

Wind Power Economics Propels Our Business Model

Significant advantage and technology has made wind power one of the most attractive source of energy in the world

Power Source	$/kWh
Wind	*0.03-0.06*
Coal	0.02-0.05
Biofuel	0.07-0.09
Solar PV	0.20-0.60
Nuclear	0.02-0.06
Natural Gas	0.02-0.07

Source: US Data; Citi Investment Research, Nov 2007

China Wind Systems

China Wind Power's Rapid Growth Drives Our Business

- Confirmed China onshore exploitable wind resources more than 1,000 GW
- 3.45 GW of wind capacity installed in 2007, 158% increase over 2006
- Cumulative installed capacity of 6.05 GW by the end of 2007 , 10GW expected in 2008
- Capacity growth rate averaged at 46% per year in the last ten years
- Government target set at 30 GW installed capacity by 2020; industry analysts expect 100GW installed capacity by 2020


5MW wind turbine by REpower

Source: China Wind Power Report 2007, China Environmental Science Press
BTM Estimates; Morgan Stanley Research
Shi Pengfei, Chinese Wind Association, Mar. 14, 2007

China Wind Systems

Industry Bottleneck Secures Our Opportunity

- **Government mandate = Domestic components of wind turbine generators should account for 70% of individual wind power projects by 2010**
- **Estimated gearbox supply is 3,793 MW in 2008 - estimated demand is 8,925 MW in 2008- increases in wind turbine size will prolong supply constraint**
- **China Wind Systems' strategic focus: forged rolled rings, gear rims, flanges, shafts, gearboxes, yaw bearings**

Sources: Morgan Stanley Research; China Wind Power Report 2007

"The wind power industry is experiencing such tremendous growth that the industry is facing a serious shortage of various components. The component shortages mainly involve gearboxes and yaw bearings. The component shortage has limited the industry's overall growth rate and resulted in large backorders for wind turbine and system manufacturers. At the end of 2006, wind farms developers had to wait 12 months for turbines to be delivered and this delay may grow to 18 to 24 months. Demand in 2007 is expected to be 20 gigawatts and supply is only expected to be 17 gigawatts, resulting in a 3-gigawatt shortage according to the Global Wind Energy Council. The industry consensus is that these component shortages will last until at least 2009."


Unfinished shaft

- Richard W. Asplund, "Profiting from Clean Energy", pp 137 (Copyright 2008)

China Wind Systems

Moving into the Wind Power Industry

	Current Capacity	Expansion Phase I	Expansion Phase II
Products	Rolled rings up to 3 meters diameter	Rolled rings up to 6.3 meters diameter rolled rings, flanges, shafts, and gear rims	Gearbox and yaw bearings
Equipment Installation	None	Jan 08 - Sept 08	Dec 08 – Dec 10
Production Start	April 2007	Oct 2008	January 2011
Design Capacity	8,500 tons of rolled rings	40,000 tons of rolled rings, flanges, shafts and gear rims	400 Gearbox 200 Yaw Bearings
Expected Gross Margins	22%	28%-34%	28% - 32%

CWSI		Actual Capacity @			
Design Capacity (Annual in tons) *	40,000	100%	90%	70%	50%
Total Tonnage Output		40,000	36,000	28,000	20,000
Average Price/Tonnage (2008 RMB)		15,000	15,000	15,000	15,000
Revenue (RMB)		600,000,000	540,000,000	420,000,000	300,000,000
Exchange Rate		6.8	6.8	6.8	6.8
Revenue (in USD)		88,235,294	79,411,765	61,764,705	44,117,647
Average Gross Margin %		34%	34%	33%	31%
Gross Profit		30,000,000	27,000,000	20,382,352	13,676,470

China Wind Systems

Phase I and Phase II Expansion Milestones

Jan-11 Produce gearboxes and yaw bearings: Phase II

Dec-10 Phase II expansion completed

Jun-10 Begin production of gearbox prototypes and yaw bearings; obtain International certification : Phase II

Dec-09 Establish gearbox inspection center: Phase II

Aug-09 Construction of new manufacturing facility partially completed and partial completion of equipment installation: Phase II

Dec-08 Planning stage for Phase II expansion; produce gear box and yaw bearings; establish R&D Center: Phase II

Oct-08 Actual production for rolled rings, shafts and gear rims: Phase I

Sep-08 Trial Production in new facility for rolled rings, shafts: Phase I

Jul-08 Installation of new equipment: Phase I

Jun-08 Second quarter 2008 forged rolled rings sales for wind and other industries exceeded $4MM

Jun-08 Completed construction of supporting facility: Phase I

Mar-08 First quarter 2008 forged rolled rings sales for wind and other industries surpassed $3 MM

Jan-08 Purchased equipment for new manufacturing facility: Phase I

Dec-07 Sales of forged rolled rings for wind and other industries reached $1.5 MM for the quarter ended 12/31/2007

Aug-07 Completed construction of manufacturing facility: Phase I

Apr-07 Began to sell forged rolled rings for use in the wind power industry

China Wind Systems

Company Overview

- Leading metal fabricator of components for heavy machinery industries
- State-of-the-art (108,000 SF) manufacturing facility
- Time-tested innovative engineers and skilled technicians
- Growth strategy into the fast growing $8.59 billion China wind-power equipment market
- Supply forged rolled rings used in yaw bearings and gearboxes since April 2007
  - Rings ≤ 3 meters in diameter, for use in wind turbine units ≤ 3 MW
- Geared up to supply & manufacture forged rolled rings, flanges, shafts and gear rims for largest turbines in October 2008
  - Rings ≤6.3 meters in diameter, for use in up to 5 MW wind turbine units
  - Shafts used in 1MW-3MW wind turbine units
  - Gear rims for used in gearbox
  - Flanges for tower
- Added to the First Trust Global Wind Energy ETF, "FAN," joining wind industry leaders such as Nordex and Vestas Wind Systems among others


Rolled rings


Gear Rim

First Mover Advantage Keeps Us Ahead of the Curve

Competitive Advantages:

- Scalable production capability to meet varied market needs
- Critical QAQC certification and capability to ensure quality and safety
- Internal innovation capability to lead new product development
- Track record of dealing with major SOE customers
- Cost benefit of being close to major transportation hub/port
- Strong managerial capability to accelerate company's leadership role in the industry
- 1.5-2 years ahead of the competition


China's Wind Power Installed Capacity Growth
(MW)
20,000
15,000
10,000
5,000
6,050
7,388
10,388
13,388
17,388
2007
2008E
2009E
2010E
2011E

Source: BTM estimates; Morgan Stanley Research



China Wind Systems

Interior of Wind Turbine Unit



Pitch
Low-speed shaft
Rotor
Gear box
Generator
Controller
Wind direction
Brake
Yaw drive
Yaw motor
High-speed shaft
Nacelle
Blades
Tower

Source: U.S. Department of Energy

% Cost Breakdown of A Windmill	
Component	Percent
Blade	19%
Electrical Control System	16%
Gearbox	15%
Tower	9%
Generator	8%
Hub	7%
Yaw System	5%
Spare Parts	5%
Nacelle	4%
Main Shaft	4%
Central Monitoring/Control System	3%
General Assembly	3%
Hydraulic System	2%

Source: Morgan Stanley Research

**We supply parts to wind power components*

Leveraging on Existing Wind Customer Base

China Wind Systems

*Subsidiaries of a large SOE

Existing Wind Customers

Name of Company*	Revenues-2007	Revenues-YTD	Product
Luoyang Shengia Zhoucheng Co Ltd	RMB 4.5 Mil	RMB 10 Mil	Rolled rings
Luoyang Heavy Zhoucheng Co. Ltd	RMB 5 Mil	RMB 6.5 Mil	Rolled rings
Luoyang Huizhuo Zhoucheng Co. Ltd	2008 New Customer	RMB 13 Mil	Rolled rings
Luoyang Chengbang Zhoucheng Co. Ltd	2008 New Customer	RMB 12 Mil	Rolled rings
Luoyang UBT Bearing Co. Ltd	2008 New Customer	RMB 4.3 Mil	Rolled rings
Luoyang Zhuxin Zhoucheng Co. Ltd	2008 New Customer	RMB 3.6 Mil	Rolled rings

Target Wind Customers

Name of Company	Country	Product
Sinovel Wind Co.,Ltd	China	Rolled rings, shafts, gear rims
Nanjing Highspeed & Accurate Gear Group Co., LTD	China	Shafts, gear rims
China Guodian Corporation	China	Shafts
Gamesa	USA	Flanges
A Power Energy Generation Systems, Ltd	China	Tower, Flanges, gearbox
Chongqing Gearbox Co. Ltd	China	Shafts, gear rims
Hangzhou Advance gearbox group Co. Ltd	China	Shafts, gear rims
Suzlon	India	Rolled rings, shafts, gear rims

China Wind Systems

Strong Growth

Revenues (in $ million)



50
40
30
20
10
0
18.2
24.4
40.0
8.6
19.6
4.5
11.2
2006
2007
2008E
6Mos07
6Mos08
Q207
Q208

Gross Profit (in $ million)



8
6
4
2
0
5.44
7.1
2.4
4.9
1.3
2.8
2006
2007
6Mos07
6Mos08
Q207
Q208

China Wind Systems

Improving Net Income


10
9
8
7
6
5
4
3
2
1
0
9.00
7.00
4.68
3.13
5.26
3.98
1.91
1.28
3.51
2.4
1.02
0.71
2.03
1.41
2006
2007*
2008E*
6Mos07
6Mos08
Q207
Q208
EBIT
Net Income

Notes:

Income tax rate: 33%, 2005-2007; 25%, 2008

2007 net income before and after-tax excluded, $6.7 MM in one-time tax benefit, Q3, 2007 and one-time non-cash charge of $0.3 mil, related to amortization of debt to interest expense

6 Months 2008 net income adds back one-time non-cash charge of ($2.3) MM, related to amortization of debt to interest expense

Revenue Breakdown


Revenue Breakdown by Segment
$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
2007
2008E
Industrial equipment
Phase I - Wind
Rolled Rings- wind and other industries

China Wind Systems

Experienced Executive Team

Mr. Jianhua Wu, Chairman / CEO
Founding CEO, Huayang Companies; over 20 years of machinery experience; holds a certificate in Mechanical engineering. Founding member of China Wind Association.

Mr. Adam Wasserman, CPA, CFO
CEO, CFO Oncall, Inc., an accounting consulting firm, 1999; holds CFO titles for Transax International Ltd, since May 2005, Lotus Pharmaceuticals, Inc. since October 2006, Gold Horse Intl. Inc. since July 2007, and Genesis Technology Group, Inc, from 2000 to September 2007; holds a B.S. in Accounting from the State University of New York, Albany.

Mr. Jay Wang, Sr. VP/ Finance
Over 15 years of experience in strategic planning, accounting, tax planning, finance and administration; a specialist in turnaround and growth management; previous roles as Senior Business Advisor, Vice President, Executive Vice President and CFO for various industries including engineering and luxury consumer goods; obtained an MBA from Pace University, New York, holds an Advanced Certificate from University of Southern California, Los Angeles and B.S. from Beijing University of International Business & Economics.

Mr. Yan Hua, VP / Operations
Previously a Partner of Wuxi Zhong Qiang Heavy Machinery, Inc.; prior roles as General Manager at Zhong Qiang Heavy Machinery Inc. and Assistant Electrical Engineer at Huayang Companies; holds B.S. from Nanjing University of Science and Technology.

Mr. Chen Yao Hong, Chief Engineer
Previous experience in optical Instrument design and radar design; holds a certificate of Mechanical Engineer. BS in Mechanical Design.

Mr. Wei Zhao- Engineer
Over 23 years of experience in the heavy machinery industry, specializing in heating treatment and metallurgy. Previous roles as material treatment Engineer, heating treatment Chief Engineer and Chief Technology Officer; in-depth experience in forging and casting technology; holds a Bachelor's degree in Metallurgy.

Mr. Bo Xiong Shen, Director / Business Development
28 years experience with progress responsibilities including Technician Technology Innovation Manager, Director of External Economic Affairs, General Manager of Import and Export at Nanjing Machine Tools Corp.; in-depth experience in manufacturing large size mechanical bearings and gearbox; holds a certificate of Sr. Mechanical Engineer, B.S. Beijing University of Mechanical Technology.

China Wind Systems

Investment Highlights

- Mature legacy businesses, textile & electrical power equipment that will continue to generate profitable sales
- Redeploy technical expertise in producing high precision wind power components
- Transforming into a leading supplier of wind power components to address the shortages in the industry
- Solid financial performance to date & confidence going forward with most growth expected in wind energy, and in the higher-margin wind turbine components
- New state-of-the-art manufacturing facility in Wuxi City to ensure delivery of products
- Experienced management team and skilled workforce with track record of success to build CSWI into a world-class organization


wind turbine


Hydraulic press

China Wind Systems

Appendix I: Equity Snapshot

Ticker (OTC BB):	CWSI
Price (8/15/08):	$3.25
Market Cap:	$200.5 mil
Revenues (ttm):	$35.5 mil
Net Income (ttm):	$5.2* mil
Diluted Shares Outstanding, 06/30/08:	61.7** mil
EPS (ttm):	$0.08*
P/E (ttm):	38.69*
P/S (ttm):	5.6

***61,666,621 weighted average diluted shares outstanding, June 30, 2008; ttm 6/30/08*

** Net income, EPS, P/E, non-GAAP: deduct $6.7 mil from Q3 2007, which is a one time amount for forgiveness of VAT and income taxes; add back ($2.6) MM, a one-time, non-cash interest expense related to the amortization of $5.525 mil in convertible debt from Q4 2007 and Q1 2008.*

China Wind Systems

Appendix II: Corporate Structure


CWSI.OB
100%
Fulland Ltd.
100%
Green Power Environmental Technologies Co., Ltd.
"Green Power"
WOFE*
Contractual Arrangement
Wuxi Huayang Dye Machine Co., Ltd.
"Huayang Dye Machine"
Wuxi Huayang Electrical Power Equipment Co., Ltd.
"Huayang Electrical Power Equipment"

* Wholly owned foreign enterprise

China Wind Systems

Appendix III: Capitalization Structure

Share Type	Number of Shares
Common Shares issued and outstanding	39,656,241
Common Stock issuable upon conversion of series A preferred stock	14,028,189
Shares issuable upon exercise of warrants at $0.50	400,000
Shares issuable upon exercise of warrants at $0.58	9,703,504
Shares issuable upon exercise of warrants at $0.83	5,588,252
Shares issuable upon exercise of warrants at $0.92	2,065,000
Total, fully diluted shares:	71,441,186

June 30, 2008

China Wind Systems

Appendix IV: Summary Balance Sheet

($ in thousands)	06/30/08	03/31/08
	(unaudited)	(audited)
Cash and Cash Equivalents	$2,274	$ 2,580
Current Assets	9,760	10,353
Total Assets	33,457	29,715
Current debt	$1,019	$997
Total Liabilities	3,977	2,949
Total Stockholders' Equity	29,479	26,766

China Wind Systems

Appendix V: Summary Income Statement

($ in thousands)

	Q2 08	Q2 07	YoY%	6mos08	6mos07	YoY%
Revenues	$11,183	$4,460	150.7%	$19,630	$8,589	128.5%
Gross Profit	2,763	1,325	108.5%	4,938	2,392	106.4%
Operating Income	2,202	1,021	115.7%	3,682	1,909	92.8%
Net Income	1,581	706	123.9%	2,446	1,288	89.9%
EPS	0.02	0.02		0.06	0.04	
Gross Margin	24.7%	29.7%		25.2%	27.8%	
Operating Margin	19.7%	22.9%		18.8%	22.2%	

Source: Company's SEC filings

6 Months 2008 net income adds back one-time non-cash charge of ($2.3) MM, related to amortization of debt to interest expense

** Based on 61.7 mil weighted diluted shares, June 30, 2008*

China Wind Systems

Appendix 6: Non-GAAP Reconciliation Data

	For the Six Months ended June 30, 2008	
	Net Income	Diluted EPS
Adjusted Amount of Net Income available to Common Shareholders	$ 2,446,413	$ 0.06
Adjustment		
Interest expenses related to amortization of convertion of convertible debt t	2,263,661	0.06
Amortization of debt issuance costs (2)	21,429	0.00
Deemed preferred dividend (3)	2,884,062	0.08
Amount per consolidated statement of operations	$ (2,722,739)	$ (0.07)

(1) One-time, non-cash interest expenses related to amortization of debt discount to interest expense, Q1 2008

(2) Amortization related to debt issuance

China Wind Systems

Appendix 7: Non-GAAP Reconciliation Data

	For the Year Ended December 31, 2007	
	Net Income	Diluted EPS
Adjusted Amount of Net Income available to Common Shareholders	$ 3,938,578	$ 0.10
Adjustments		
Other expenses related to issuance of debt (1)	380,848	0.01
Other income from forgiveness of VAT and income taxes (2)	(6,710,011)	(0.17)
Amount per consolidated statement of operations	$ 10,312,741	$ 0.27

(1) Includes 377,277 in amortization of debt discount and 3,571 in amortiziation of debt offering costs in the fourth quarter

(2) One-time tax relief in VAT and income taxes in the third quarter of 2007

China Wind Systems

Contact

Company Contact:
China Wind Systems, Inc
Jay Wang, Sr. Vice President, Finance
No. 9 Yanyu Middle Road
Quinzhou Village, Huishan District,
Wuxi City, Jiangsu Province, PRC
Tel:1 (917) 838-5277
E-mail: jay.wang@chinawindsystems.com

Legal Contact:
Asher S. Levitsky P.C.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Telephone: 1 (212) 981-6767
E-mail: ALevitsky@srff.com

Investor Relations:
CCG Investor Relations, Inc
Crocker Coulson, President
1325 Avenue of Americas
Suite 2800
New York, NY 10019
Tel: 1 (646) 213-1915
E-mail: crocker.coulson@ccgir.com

External Auditors:
Sherb & Company, LLP
1900 NW Corporate Boulevard
Suite E210
Boca Raton, FL 33431
Tel: 1 (561) 886-4200